UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2015

_____________________________________________________________________________________________

Commission file number: 001-33615

Concho Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0818600

(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

One Concho Center
600 West Illinois Avenue
Midland, Texas	79701

(Address of principal executive offices)	(Zip code)

(432) 683-7443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On April 8, 2015, Concho Resources Inc. (the “Company”) entered into the First Amendment to its Second Amended and Restated Credit Agreement (the “First Amendment”) dated as of April 8, 2015, with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Second Amended and Restated Credit Agreement”).

The First Amendment reaffirms the Company’s current borrowing base of $3.25 billion under the Second Amended and Restated Credit Agreement.  In addition, the First Amendment amends certain financial covenants to (i) place a cap on the offset amount of aggregate cash and permitted investments in the definition of consolidated total debt at $150 million and (ii) remove the current ratio financial covenant.

The foregoing description of the First Amendment is a summary only and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference.

Item 9.01.      Financial Statements and Exhibits

(d)        Exhibits

10.1           First Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2015, among Concho Resources Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CONCHO RESOURCES INC.

Date:   April 9, 2015               By:      /s/ Travis L. Counts

                                                            Name:  Travis L. Counts

Title:    Vice President and General Counsel

EXHIBIT INDEX

10.1     First Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2015, among Concho Resources Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.1

First Amendment to
Second Amended and Restated Credit Agreement

THIS First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of April 8, 2015 (the “Effective Date”), is among CONCHO RESOURCES INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of May 9, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, the parties hereto desire to enter into this Amendment to (a) reaffirm the Borrowing Base at $3,250,000,000, to be effective as of the Effective Date and (b) amend certain other terms of the Credit Agreement in certain respects as provided in this amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders hereby agree as follows:

SECTION 1.                  Definitions.  Unless otherwise defined in this Amendment, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.

SECTION 2.                  Amendments to Credit Agreement.

(a)                Section 1.1 of the Credit Agreement is hereby amended as follows:

                                                                          (i)                The definition of “Consolidated Current Assets” is hereby deleted in its entirety.

                                                                        (ii)                The definition of “Consolidated Current Liabilities” is hereby deleted in its entirety.

                                                                      (iii)                The definition of “Consolidated Total Debt” is hereby amended to add the following at the end of the definition:

“; provided, however, that the aggregate amount of cash and Permitted Investments deducted pursuant to clause (b) above for purposes of determining Consolidated Total Debt  shall not exceed $150,000,000.”

(b)               Section 9.10(c) of the Credit Agreement is hereby amended by (i) deleting the phrase “(as described in Section 9.13(b))”; (ii) deleting the phrase “the PV-9 of the Collateral” and inserting in place thereof the phrase “the PV-9 of the Mortgage Properties”; and (iii) deleting the phrase “delivery of the certificate required under Section 9.13(b)” and inserting in place thereof “the later of (i) notice from the Administrative Agent thereof or (ii) the last Scheduled Redetermination Date”.

(c)                Section 10.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(b)      [Reserved.]”

SECTION 3.                  Borrowing Base.  The Borrowing Base shall be reaffirmed at $3,250,000,000, effective as of the Effective Date, and continuing until the next redetermination or adjustment of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders agree that the foregoing Borrowing Base redetermination shall constitute the May 1, 2015 Scheduled Redetermination of the Borrowing Base.

SECTION 4.                  Representations and Warranties, Etc.  To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date:

(a)                all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case any such representation or warranty is true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such earlier date);

(b)               each Credit Party executing this Amendment has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(c)                the Credit Agreement as amended hereby and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d)               no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

SECTION 5.                  Ratification.  The Borrower and each other Credit Party hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Credit Documents.  As of the Effective Date, the Credit Agreement and each other Credit Document remains in full force and effect.

SECTION 6.                  Effectiveness.  This Amendment will take effect on the date on which the following conditions are satisfied or waived in accordance with Section 13.1 of the Credit Agreement (the “Effective Date”):

(a)                The Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each of the Guarantors, the Administrative Agent and the Required Lenders.

(b)               The Administrative Agent shall have received the amendment fees and all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent).

Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding

SECTION 7.                  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 8.                  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.                  Integration.  This Amendment and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Credit Parties, the Administrative Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 10.              GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of a Letter of Credit Issuer that issues any Letter of Credit).

SECTION 12.              Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment and (b) this Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Effective Date.

CONCHO RESOURCES INC., as Borrower

By:       /s/ Ben C. Rodgers

Name:  Ben C. Rodgers

Title:    Vice President and Treasurer

COG OPERATING LLC

CONCHO OIL & GAS LLC

QUAIL RANCH LLC

COG REALTY LLC

COG HOLDINGS LLC

DELAWARE RIVER SWD, LLC

COG PRODUCTION LLC

            each as Guarantor

By:       /s/ Ben C. Rodgers

Name:  Ben C. Rodgers

Title:    Vice President and Treasurer

COG ACREAGE LP

            as Guarantor

By:       COG Production LLC, its general partner

By:       /s/ Ben C. Rodgers

Name:  Ben C. Rodgers

Title:    Vice President and Treasurer

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:       /s/ Darren Vanek

Name:  Darren Vanek

Title:    Executive Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:       /s/ Joseph Scott

Name:  Joseph Scott

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as Lender

By:       /s/ Collin Mayer

Name:  Collin Mayer

Title:    Assistant Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as Lender

By:       /s/ Luke Syme

Name:  Luke Syme

Title:    Assistant Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC., as Lender

By:       /s/ Gumaro Tijerina

Name:  Gumaro Tijerina

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:       /s/ Matthew Molero

Name:  Matthew Molero

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A., as Lender

By:       /s/ Cliff Vaz

Name:  Cliff Vaz

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

ING CAPITAL LLC, as Lender

By:       /s/ Josh Strong

Name:  Josh Strong

Title:    Director

By:       /s/ Scott Lamoreaux

Name:  Scott Lamoreaux

Title:    Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

MUFG Union Bank, N.A. f/k/a UNION BANK, N.A., as Lender

By:       /s/ Tina Snouffer

Name:  Tina Snouffer

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:       /s/ Tara McLean

Name:  Tara McLean

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as Lender

By:       /s/ Ryan Aman

Name:  Ryan Aman

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

COMPASS BANK, as Lender

By:       /s/ Kathleen J. Bowen

Name:  Kathleen J. Bowen

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:       /s/ William M. Reid

Name:  William M. Reid

Title:    Authorized Signatory

By:       /s/ Richard Antl

Name:  Richard Antl

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By:       /s/ Brandon M. White

Name:  Brandon M. White

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:       /s/ Sharada Manne

Name:  Sharada Manne

Title:    Managing Director

By:       /s/ Michael Willis

Name:  Michael Willis

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:       /s/ Michael Spaight

Name:  Michael Spaight

Title:    Authorized Signatory

By:       /s/ Remy Riester

Name:  Remy Riester

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

DNB CAPITAL LLC, as Lender

By:       /s/ Joe Hykle

Name:  Joe Hykle

Title:    Senior Vice President

By:       /s/ Asulv Tveit

Name:  Asulv Tveit

Title:    First Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as Lender

By:       /s/ John Dravenstott

Name:  John Dravenstott

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

NATIXIS, NEW YORK BRANCH, as Lender

By:       /s/ Andrew Keene

Name:  Andrew Keene

Title:    Vice President

By:       /s/ Stuart Murray

Name:  Stuart Murray

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:       /s/ Sandra Aultman

Name:  Sandra Aultman

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender

By:       /s/ Kristan Spivey

Name:  Kristan Spivey

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as Lender

By:       /s/ Scott Donaldson

Name:  Scott Donaldson

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as Lender

By:       /s/ Eyassu Menelik

Name:  Eyassu Menelik

Title:    Vice President

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

SOCIETE GENERALE, as Lender

By:       /s/ David M. Bornstein

Name:  David M. Bornstein

Title:    Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:       /s/ James D. Weinstein

Name:  James D. Weinstein

Title:    Managing Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement

SUNTRUST BANK, as Lender

By:       /s/ Shannon Juhan

Name:  Shannon Juhan

Title:    Director

Signature Page - Concho Resources Inc.

First Amendment to Second Amended and Restated Credit Agreement